GMAC COMMERCIAL MORTGAGE CORPORATION AS MASTER SERVICER         Statement Date:
GMAC COMMERCIAL MORTGAGE CORPORATION AS SPECIAL SERVICER        Payment Date:
            LASALLE NATIONAL BANK AS TRUSTEE                    Prior Payment:
   GMAC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES           Record Date:
                     SERIES 1997-C1


                              REO STATUS REPORT

   Offering          REO                                    REO                           Net Income/           Net Income
   Circular      Conversion      Property                Appraised         REO         Receipts Collected     Available for
   Control #        Date           Type       State        Value       Book Value        Current Period        Distribution

           GMAC COMMERCIAL MORTGAGE CORPORATION AS MASTER SERVICER
           GMAC COMMERCIAL MORTGAGE CORPORATION AS SPECIAL SERVICER
                       LASALLE NATIONAL BANK AS TRUSTEE
              GMAC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1997-C1

Statement Date:
Payment Date:
Prior Payment:
Record Date:

                           DELINQUENCY LOAN DETAIL

Offering                     Net                          Current Outstanding
Circular    Loan          Mortgage   Loan   Paid Through    P&I       P&I
Control#   Group   Period   Rate    Balance     Date      Advance   Advances

          TOTALS:


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

          Outstanding                      Special
Offering    Property     Advance    Loan   Servicer
Circular   Protection  Description Status  Transfer Foreclosure  Bankruptcy  REO
Control#    Advances       (1)       (2)     Date       Date        Date    Date


(1) Advance Description 0. P&I Advance -Late Payment but less than one month delinquent
                        1. P&I Advance -Loan delinquent 1 month
                        2. P&I Advance -Loan delinquent 2 months
                        3. P&I Advance -Loan delinquent 3 months or more
                        4. P&I Advance -Loan in Grace Period
                        5. P&I Advance -Assumed Scheduled Payment

(2) Loan Status  1. Specially Serviced
                 2. Foreclosure
                 3. Bankruptcy
                 4. REO
                 5. Prepay in Full
                 6. DPO
                 7. Foreclosure Sale
                 8. Bankruptcy Sale
                 9. REO Disposition
                 10. Modification / Workout

   GMAC COMMERCIAL MORTGAGE CORPORATION AS MASTER SERVICER      Statement Date:
   GMAC COMMERCIAL MORTGAGE CORPORATION AS SPECIAL SERVICER     Payment Date:
               LASALLE NATIONAL BANK AS TRUSTEE                 Prior Payment:
      GMAC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES        Record Date:
                        SERIES 1997-C1


                       SPECIALLY SERVICED LOAN SUMMARY

Number of Loans as of the Closing Date
Principal Balance as of the Closing Date

Current Number of Loans
Current Outstanding Principal Balance

Current Number of Specially Serviced Loans                                   0
Current Outstanding Principal Balance of Specially Serviced Loans           $0
Percent of Specially Serviced Loans (per Current Number of Loans)            0
Percent of Specially Serviced Loans (per Current Outstanding Principal
Balance)                                                                     0

                                                                                                 Current          Current
                                                                                                Principal        Principal
                                                                                Current      Balance as a %   Balance as a %
                                              Number of  Initial Principal     Principal      of Specially     of Total Pool
SPECIALLY SERVICED LOAN STATUS                  Loans         Balance           Balance      Serviced Loans       Balance

1)Request for waiver of Prepayment Penalty
2)Payment Default
3)Request for Loan Modification or Workout
4)Loans with Borrower Bankruptcy
5)Loans in Process of Foreclosure
6)Loans now REO Property
7)Loans paid off
8)Loans Returned to Master Servicer

   Total                                        0.00           0.00              0.00

  GMAC COMMERCIAL MORTGAGE CORPORATION AS MASTER SERVICER       Statement Date:
  GMAC COMMERCIAL MORTGAGE CORPORATION AS SPECIAL SERVICER      Payment Date:
              LASALLE NATIONAL BANK AS TRUSTEE                  Prior Payment:
     GMAC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES         Record Date:
                       SERIES 1997-C1


                             REALIZED LOSS DETAIL

                                                                       Gross                              Net
                                       Appraisal                     Proceeds                           Proceeds
                    Offering             Value/    Sched             as a % of  Aggregate      Net     as a % of  Current
   Distribution     Circular Appraisal  Brokers  Principal   Gross     Sched   Liquidation Liquidation   Sched   Realized
       Date        Control #    Date    Estimate  Balance   Proceeds Principal Expenses *   Proceeds    Balance    Loss






  Current Total                           0.00                0.00     0.00       0.00        0.00                 0.00
    Cumulative                            0.00                0.00     0.00       0.00        0.00                 0.00


* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid special servicing fees, unpaid trustee fees, etc.

   GMAC COMMERCIAL MORTGAGE CORPORATION AS MASTER SERVICER      Statement Date:
   GMAC COMMERCIAL MORTGAGE CORPORATION AS SPECIAL SERVICER     Payment Date:
               LASALLE NATIONAL BANK AS TRUSTEE                 Prior Payment:
      GMAC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES        Record Date:
                        SERIES 1997-C1






                             MODIFIED LOAN DETAIL

                                   Net         Offering
  Modification        Loan       Mortgage      Circular                  Modification
       Date         Balance        Rate       Control #                   Description

   GMAC COMMERCIAL MORTGAGE CORPORATION AS MASTER SERVICER      Statement Date:
   GMAC COMMERCIAL MORTGAGE CORPORATION AS SPECIAL SERVICER     Payment Date:
               LASALLE NATIONAL BANK AS TRUSTEE                 Prior Payment:
      GMAC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES        Record Date:
                        SERIES 1997-C1


              DELINQUENCY    /    PREPAYMENT    /    RATE HISTORY         REPORTING

 Determ.    Delinq 1 Month    Delinq 2 Months      Delinq 3+ Months  Foreclosure/Bankruptcy
  Date         # Balance         # Balance            # Balance           # Balance

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

 Determ.         REO           Modifications         Prepayments        Net Weighted Avg.
  Date        # Balance          # Balance            # Balance           Coupon Remit

           GMAC COMMERCIAL MORTGAGE CORPORATION AS MASTER SERVICER
           GMAC COMMERCIAL MORTGAGE CORPORATION AS SPECIAL SERVICER
                       LASALLE NATIONAL BANK AS TRUSTEE
              GMAC COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 1997-C1

Statement Date:
Payment Date:
Prior Payment:
Record Date:

                        SPECIALLY SERVICED LOAN DETAIL

                  Special
   Offering      Servicer        Sched         Sched
   Circular      Transfer      Principal     Interest      Maturity     Property
   Control #       Date         Balance        Rate          Date         Type


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                          Debt       Specially
   Offering                    Net                      Service       Serviced
   Circular                 Operating                   Coverage       Status
   Control #     State       Income       NOI Date       Ratio         Code*


* Legend: 1) Request for waiver of Prepayment Penalty
          2) Payment Default
          3) Request for Loan Modification or Workout
          4) Loans with Borrower Bankruptcy
          5) Loans in Process of Foreclosure
          6) Loans now REO Property
          7) Loan Paid Off
          8) Loans Returned to Master Servicer